FOR IMMEDIATE RELEASE

For press Inquiries please contact:	For company inquiries please contact:
Cathy O’Brien	Michael Salaman,
Catherine Pope	Chief Executive Officer
AAM Management	Skinny Nutritional Corp.
(212) 661 1336	1100 Hector Street, Suite 391
cathy@aammanagement.com	Conshohocken,Pa. 19428
28
catherine@aammanagement.com	(610) 784-2000
michael@skinnyco.com

Skinny Nutritional Corp. Enters Into $15,000,000 Financing

Positions Company to Grow Skinny Brand Portfolio Nationally

Conshohocken, Pa. July 2, 2012 --- Skinny Nutritional Corp. (OTC BB: SKNY.OB) (“Skinny” or the “Company”) the maker of Skinny Water® and a leader in the zero-calorie enhanced water category, is pleased to announce that Trim Capital LLC and Skinny Nutritional Corp. have agreed to a financing transaction involving the issuance of $9,000,000 of preferred and common stock and a $6,000,000 senior secured credit facility. At the initial closing, Skinny Nutritional sold a $1,000,000 senior secured bridge note.

“The investment Trim Capital is making in Skinny Water will give the Company the capital to execute its growth plan. Having access to this capital will allow us to accelerate our marketing and brand initiatives, add new product lines under the Skinny Nutritional Corp. umbrella of Skinny trademarks and build inventory levels to satisfy the demand for our products,” said Michael Salaman, CEO of Skinny Nutritional Corp.

Trim Capital LLC’s Managing Partner, Marc Cummins states “Skinny Water is exactly the type of investment we look for – one with the perfect combination of a solid consumer proposition, a healthy distribution system and a robust product pipeline that will continue to deliver great-tasting and healthy products to the marketplace.”

Summary of the Transaction

The financing is structured to occur in three separate closings, with each of the second and third closings subject to certain conditions. Upon the Third Closing, Trim Capital will acquire $9,000,000 of equity units consisting of shares of a newly authorized series of redeemable senior preferred stock and shares of common stock equal to 65% of the fully diluted shares of common stock of the Company. In addition, at the third closing Trim Capital will provide the Company with a $6,000,000 senior secured credit facility.

At the first closing which was completed on June 28, 2012, the Company sold a $1,000,000 senior secured bridge note to Trim Capital. At the second closing, which is anticipated to occur within 45 days, Trim Capital will purchase an additional $3,000,000 of securities of the Company, consisting of a combination of an additional senior secured bridge note and equity units consisting of preferred and common stock. At the third closing, the bridge notes sold at the first and second closings will convert into equity units, and, in addition, Trim Capital will purchase $5,000,000 of additional equity units such that, after the third closing, Trim Capital will own $9,000,000 of redeemable senior preferred stock and 65% of the fully diluted shares of common stock of the Company.

The second closing is subject to customary closing conditions, as well as ,the negotiation of the final terms of the senior secured credit facility and the filing of a proxy statement with the Securities and Exchange Commission relating to an annual meeting of stockholders to vote on, among other things, the authorization of sufficient shares of preferred stock and common stock to issue at the third closing. The third closing is subject to customary closing conditions, as well as stockholder approval of various matters relating to the transaction.

The senior preferred stock to be issued at the second closing will have no voting rights at the time of its issuance at the second closing; provided that, at the third closing, the holders of the senior preferred stock issued at the second and third closings will be entitled to elect four members of an expanded seven-member board of directors and will have certain protective provisions requiring the consent of the holders of the preferred stock for certain corporate actions.

The Board of Directors of the Company has approved the transactions consummated at the first closing and the transactions to be consummated at the second and third closings, subject to, among other things, the finalization of the documents relating to the preferred stock and the proposed senior secured credit facility. Michael Salaman, the Company’s CEO and a director, is a minority investor in Trim Capital. Bryant Park Capital initiated the transaction and served as the exclusive financial advisor to Skinny Nutritional Corp. throughout the transaction.

Trim Capital LLC is affiliated with Prime Capital, LLC, a private investment firm that assists consumer companies in financing operations and expansion. Trim’s objective is to assist Skinny Water in building its brand by providing strategic, branding and marketing expertise, as well as, operational support.

Skinny Nutritional Corp. holds an extensive portfolio of trademarks for Skinny products and has a planned roll-out schedule that is expected to fuel significant growth. More information about upcoming launches will be detailed in the coming months.

The current Skinny Water® lineup features six great-tasting flavors, including Acai Grape Blueberry (Hi-Energy), Raspberry Pomegranate (Crave Control), Lemonade Passionfruit (Total-V), Orange Cranberry Tangerine (Wake Up), Pink Citrus (Power), and Goji Black Cherry (Shape). Every bottle of Skinny Water® has key electrolytes, antioxidants, and vitamins and ZERO calories, ZERO sugar, and ZERO sodium, ZERO carbohydrates and contains no preservatives, with all natural colors and flavors.

ABOUT SKINNY NUTRITIONAL CORP

Headquartered in Conshohocken, PA., Skinny Nutritional Corp., the creators of Skinny Water®, a zero-calorie, zero-sugar, zero-sodium and zero-preservative enhanced water with key electrolytes, antioxidants, and vitamins. Skinny Water comes in six great-tasting flavors that include Acai Grape Blueberry, Raspberry Pomegranate, Orange Cranberry Tangerine, Lemonade Passionfruit, Pink Citrus and Goji Black Cherry. Skinny Nutritional Corp. also expects to launch additional Skinny-branded beverages and products. For more information, visit www.SkinnyWater.com and www.facebook.com/skinnywater

Additional Information About This Transaction

In connection with the proposed transaction described herein, Skinny Nutritional will file a Current Report on Form 8-K, with the definitive securities purchase agreement and other related agreements as exhibits, with the Securities and Exchange Commission (the “SEC”). The Company’s stockholders will be able to obtain a copy of the Form 8-K, as well as other filings containing information about the Company and the transaction, without charge, at the Company’s website (www.skinnywater.com) and the SEC's website (www.sec.gov). In addition, in connection with the transaction, Skinny Nutritional will prepare a proxy statement for its stockholders to be filed with the SEC. The proxy statement will contain information about Skinny Nutritional, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE TRANSACTION. In addition to receiving the proxy statement from Skinny Nutritional by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about Skinny Nutritional, without charge, from the SEC’s website at www.sec.gov or, without charge, from Skinny Nutritional’s website at www.skinnywater.com or by directing such request to Skinny Nutritional using the contact information above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Skinny Nutritional Corp. and their directors, executive officers and certain other members of management and employees may be soliciting proxies from Skinny Nutritional stockholders in favor of the transaction. Information regarding the persons, who may, under the rules of the SEC, be considered participants in the solicitation of the Skinny Nutritional stockholders in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC. You can find information about Skinny Nutritional’s executive officers and directors in its Annual Report on Form 10-K filed with the SEC on April 16, 2012. You can obtain free copies of these documents from Skinny Nutritional using the contact information above.

SAFE HARBOR STATEMENT

This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. When used in this release, the words "believe," "anticipate," "think," "intend," "plan," "will be," "expect," and similar expressions identify such forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, risks set forth in documents filed by the Company from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by, or on behalf of, the Company, are expressly qualified by these cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

For all media inquiries please contact Cathy O’Brien or Catherine Pope of AAM Management at
212.661.1336 or via email at cathy@aammanagement.com / catherine@aammanagement.com.